SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - November 25, 2003
                       ----------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of June 30, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-3)
             (Exact Name of Registrant as specified in its charter)


        Delaware                  333-104580-01                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AV-1, AV-2, M-1, M-2, M-3 and B Certificateholders with respect to the November 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Executive Vice President and CFO


Dated:  November 26, 2003

                                                                         ANNEX A

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                        Statement to Certificateholders
                                November 25, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------

AF1     117,000,000.00  106,725,684.03  4,682,112.76    106,607.10   4,788,719.86    0.00    0.00    102,043,571.27
AF2      92,000,000.00   92,000,000.00          0.00    210,373.33     210,373.33    0.00    0.00     92,000,000.00
AF3      10,000,000.00   10,000,000.00          0.00     32,383.33      32,383.33    0.00    0.00     10,000,000.00
AF4      62,227,000.00   62,227,000.00          0.00    259,019.89     259,019.89    0.00    0.00     62,227,000.00
AV1     202,579,000.00  196,695,085.38  5,252,637.05    224,997.32   5,477,634.37    0.00    0.00    191,442,448.33
AV2      59,671,000.00   48,177,514.18  3,761,137.66     48,123.98   3,809,261.64    0.00    0.00     44,416,376.52
M1       40,437,000.00   40,437,000.00          0.00    164,039.43     164,039.43    0.00    0.00     40,437,000.00
M2       33,967,000.00   33,967,000.00          0.00    154,521.54     154,521.54    0.00    0.00     33,967,000.00
M3       19,410,000.00   19,410,000.00          0.00    101,109.93     101,109.93    0.00    0.00     19,410,000.00
B         9,705,000.00    9,705,000.00          0.00     30,255.34      30,255.34    0.00    0.00      9,705,000.00
R                 0.00            0.00          0.00          0.00           0.00    0.00    0.00              0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  646,996,000.00  619,344,283.59 13,695,887.47  1,331,431.19  15,027,318.66    0.00    0.00    605,648,396.12
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X       646,996,902.33  626,484,450.72          0.00          5.61           5.61    0.00    0.00    615,104,104.82
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------

AF1     294751CM2     912.18533359 40.01805778   0.91117179     40.92922957    872.16727581      AF1     1.240000 %
AF2     294751CN0   1,000.00000000  0.00000000   2.28666663      2.28666663  1,000.00000000      AF2     2.744000 %
AF3     294751CP5   1,000.00000000  0.00000000   3.23833300      3.23833300  1,000.00000000      AF3     3.886000 %
AF4     294751CQ3   1,000.00000000  0.00000000   4.16250004      4.16250004  1,000.00000000      AF4     4.995000 %
AV1     294751CR1     970.95496266 25.92883295   1.11066458     27.03949753    945.02612971      AV1     1.420000 %
AV2     294751CS9     807.38573478 63.03124902   0.80648858     63.83773759    744.35448576      AV2     1.240000 %
M1      294751CT7   1,000.00000000  0.00000000   4.05666667      4.05666667  1,000.00000000      M1      4.868000 %
M2      294751CU4   1,000.00000000  0.00000000   4.54916654      4.54916654  1,000.00000000      M2      5.459000 %
M3      294751CV2   1,000.00000000  0.00000000   5.20916692      5.20916692  1,000.00000000      M3      6.251000 %
B       294751CW0   1,000.00000000  0.00000000   3.11750026      3.11750026  1,000.00000000      B       3.870000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                957.26137965 21.16842681   2.05786618     23.22629299    936.09295285
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A     968.29590445  0.00000000   0.00000867      0.00000867    950.70641390      X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                   RYAN VAUGHN
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                   Tel: (212) 623-4484 / Fax: (212) 623-5930
                             Email: /JPMCHASE@CHASE
--------------------------------------------------------------------------------

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                November 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I-A Scheduled Principal         266,143.75
                                Group I-A Curtailments                 18,869.34
                                Group I-A Prepayments               3,605,502.43
                                Group I-A Repurchases                       0.00
                                Group I-A Liquidation Proceeds              0.00

                                Group I-B Scheduled Principal         153,212.01
                                Group I-B Curtailments                  6,803.37
                                Group I-B Prepayments               4,204,566.81
                                Group I-B Repurchases                       0.00
                                Group I-B Liquidation Proceeds              0.00

                                Group II Scheduled Principal          147,897.57
                                Group II Curtailments                  10,508.70
                                Group II Prepayments                2,966,841.92
                                Group II Repurchases                        0.00
                                Group II Liquidation Proceeds               0.00

                                Extra Principal Distribution Amount 2,315,541.58

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          106,607.10
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          210,373.33
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           32,383.33
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4          259,019.89
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A         224,997.32
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B          48,123.98
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           164,039.43

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                November 25, 2003
--------------------------------------------------------------------------------

                                        Unpaid Interest - M-1               0.00
                                        Remaining Unpaid Interest - M-1     0.00
                                        Interest Distribution - M-2   154,521.54

                                        Unpaid Interest - M-2               0.00
                                        Remaining Unpaid Interest - M-2     0.00
                                        Interest Distribution - M-3   101,109.93

                                        Unpaid Interest - M-2               0.00
                                        Remaining Unpaid Interest - M-3     0.00
                                        Interest Distribution - B      30,255.34

                                        Unpaid Interest - B                 0.00
                                        Remaining Unpaid Interest - B       0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class M-3 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I-A Beginning Pool Balance  273,617,717.68
                                Group I-A Ending Pool Balance     269,727,202.16
                                Group I-B Beginning Pool Balance  198,186,022.91
                                Group I-B Ending Pool Balance     193,821,440.72
                                Group II Beginning Pool Balance   154,680,710.13
                                Group II Ending Pool Balance      151,555,461.94
                                Total Beginning Pool Balance      626,484,450.72
                                Total Ending Pool Balance         615,104,104.82

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I-A Servicing Fee               114,007.38
                                Group I-B Servicing Fee                82,577.51
                                Group II Servicing Fee                 64,450.30

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I-A Delinquency Advances
                                  Included in Current Distribution      4,766.82
                                Group I-A Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I-A Recouped Advances From
                                  Liquidations                              0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                November 25, 2003
--------------------------------------------------------------------------------

                                Group I-A Aggregate Amount of
                                  Advances Outstanding                170,693.13

                                Group I-B Delinquency Advances
                                  Included in Current Distribution     72,665.40
                                Group I-B Recouped Advances Included
                                  in Current Distribution                   0.00
                                Group I-B Recouped Advances From
                                  Liquidations                              0.00
                                Group I-B Aggregate Amount of Advances
                                  Outstanding                         212,969.18

                                Group II Delinquency Advances Included
                                  in Current Distribution                   0.00
                                Group II Recouped Advances Included in
                                  Current Distribution                  6,441.73
                                Group II Recouped Advances From
                                  Liquidations                              0.00
                                Group II Aggregate Amount of Advances
                                  Outstanding                          66,469.10

Section 4.03(a)(ix) A   Group I,Group II-A, and Group
                          II-B Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      228     22,683,994.01           8.41 %
                        31-60 days       22      2,287,063.39           0.85 %
                        61-90 days       13        963,324.15           0.36 %
                         91+days          6        638,725.82           0.24 %
                         Total          269     26,573,107.37           9.86 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       148    19,053,697.85           9.83 %
                        31-60 days        16     1,971,687.85           1.02 %
                        61-90 days        10     1,095,380.38           0.57 %
                         91+days           2       314,554.11           0.16 %
                         Total           176    22,435,320.19          11.58 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       81     13,481,808.61           8.90 %
                        31-60 days        9      1,283,084.62           0.85 %
                        61-90 days        4      1,036,791.74           0.68 %
                         91+days          0              0.00           0.00 %
                         Total           94     15,801,684.97          10.43 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B Loans in Foreclosure

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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                November 25, 2003
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          13            1,238,352.92                0.46 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          12            1,386,977.97                 0.72 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          3             536,114.30                   0.35 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance
                          of the Three Largest Loans

                                Group I-A Three Largest Loans       1,104,224.54
                                Group I-B Three Largest Loans       1,237,073.45
                                Group II Three Largest Loans        1,491,643.45

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover Amounts
                                  Due                                       0.00
                                Class AV-1B Net WAC Cap Carryover Amounts
                                  Paid                                      0.00
                                Class AV-1B Net WAC Cap Carryover Remaining
                                  Amounts Due                               0.00

JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                November 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon Loans
                          with Original Terms <= 36 Months and 60+
                          Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv),(xxii) Realized Losses

                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00
                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of
                          Outstanding Loans (as of first day of
                          related Due Period)

                                Group I-A Weighted Average Mortgage Rate 7.84 % Group I-B Weighted Average Mortgage Rate 7.60 % Group II Weighted Average Mortgage Rate 7.83 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding Loans

                                Group I-A Weighted Average Remaining Term 305.00 Group I-B Weighted Average Remaining Term 354.00 Group II Weighted Average Remaining Term 283.00

Sec. 4.03 (a)(xxi),     Overcollateralization Amounts
(xxii),(xxiii)
                                Overcollateralization Amount        9,455,708.71
                                Overcollateralization Target
                                  Amount                           25,879,876.09
                                Overcollateralization Release Amount        0.00
                                Overcollateralization Deficiency
                                  Amount                           16,424,167.38

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and is
                                  continuing?                                 NO
                                Cumulative Realized Losses as a
                                  percentage of the Original Pool Balance 0.00 %


JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-3
                                November 25, 2003
--------------------------------------------------------------------------------

                                Senior Enhancement Percentage            16.83 %
                                Senior Specified Enhancement Percentage  40.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             1.17 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                          Yield Maintenance Agreement                       0.00


JPMORGAN           Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
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